UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2011
WILMINGTON TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-14659	51-0328154

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wilmington Trust Corporation Rodney Square North 1100 North Market Street Wilmington, Delaware	19890

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (302) 651-1000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On April 20, 2011, Wilmington Trust Corporation, a Delaware corporation (“Wilmington Trust”), announced that, in connection with its planning for the anticipated closing of its merger with M&T Bank Corporation (“M&T”), it has notified the New York Stock Exchange (“NYSE”) that it intends to seek voluntary withdrawal from listing on the NYSE of its common stock, par value $1.00 per share, which would be effective upon closing of the merger.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release issued by Wilmington Trust Corporation on April 20, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILMINGTON TRUST CORPORATION
Date: April 21, 2011	By:	/s/ David R. Gibson
		Name:	David R. Gibson
		Title:	Chief Operating Officer and Chief Financial Officer (Authorized officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Wilmington Trust Corporation on April 20, 2011.